                                    FORM OF
                             LETTER OF TRANSMITTAL                  EXHIBIT 99.1
                                                                    ------------

                               OFFER TO EXCHANGE

                  8 1/4% Senior Debentures due 2030 which
                            have been registered
                   under the Securities Act of 1933 for any
                             and all outstanding
                       8 1/4% Senior Debentures due 2030

                                      OF
                           LIBERTY MEDIA CORPORATION

      THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.
            NEW YORK CITY TIME, ON          , 2000 (THE "EXPIRATION
              DATE") UNLESS EXTENDED BY LIBERTY MEDIA CORPORATION

                            THE EXCHANGE AGENT IS:

                             THE BANK OF NEW YORK

BY REGISTERED OR CERTIFIED MAIL:                BY HAND OR OVERNIGHT DELIVERY:

The Bank of New York                            The Bank of New York
101 Barclay Street, Floor 7E                    101 Barclay Street, Floor 7E
New York, New York 10286                        Corporate Trust Services Window
Attn:  Gertrude Jeanpierre                      New York, New York 10286
       Reorganization Section                   Attn:  Gertrude Jeanpierre
                                                       Reorganization Section

                          BY FACSIMILE TRANSMISSION:
                       (for eligible institutions only)

                    The Bank of New York
                    Facsimile No. (212) 815-6339
                    Attn:  Gertrude Jeanpierre
                           Reorganization Section
                    Confirm by Telephone: (212) 815-5920

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     The undersigned acknowledges receipt of the prospectus dated       , 2000,
(the "Prospectus") of Liberty Media Corporation ("Liberty"), and this letter of transmittal (the "Letter of Transmittal"), which together describe Liberty's offer (the "Exchange Offer") to exchange its 8 1/4% Senior Debentures due 2030 (the "Exchange Debentures"), which have been registered under the Securities Act, for each of its outstanding 8 1/4%

Senior Debentures due 2030 (the "Outstanding Debentures") from the holders thereof.

     The terms of the Exchange Debentures are identical in all material respects (including principal amount, interest rate and maturity) to the terms of the Outstanding Debentures for which they may be exchanged pursuant to the Exchange Offer, except that the Exchange Debentures are freely transferable by holders thereof (except as provided herein or in the Prospectus).

     Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.

     YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

     The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

                            PLEASE READ THE ENTIRE
                   LETTER OF TRANSMITTAL AND THE PROSPECTUS
                   CAREFULLY BEFORE CHECKING ANY BOX BELOW.

     List below the Outstanding Debentures to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and aggregate principal amounts should be listed on a separate signed schedule affixed hereto.

-----------------------------------------------------------------------------------------
                              DESCRIPTION OF OUTSTANDING DEBENTURES TENDERED HEREWITH
-----------------------------------------------------------------------------------------
          1                                  2                 3              4
                                                                           PRINCIPAL
                                                           PRINCIPAL       AMOUNT OF
NAME(S) AND ADDRESS(ES) OF                                 AMOUNT OF      OUTSTANDING
   REGISTERED HOLDER(S)                  CERTIFICATE      OUTSTANDING     DEBENTURES
     (PLEASE FILL IN)                     NUMBER(S)*      DEBENTURES*      TENDERED**

                                         ________________________________________________

                                         ________________________________________________

                                         ________________________________________________

                                         ________________________________________________

                                         ________________________________________________

                                         ________________________________________________
                                         TOTAL

______________________________________________________________
*    Need not be completed by book-entry holders.
** Outstanding Debentures may be tendered in whole or in part in denominations of $1,000 and integral multiples thereof. All Outstanding Debentures held shall be deemed tendered unless a lesser number is specified in column 4. See instruction 2.

     Holders of Outstanding Debentures whose Outstanding Debentures are not immediately available or who cannot deliver all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Outstanding Debentures according to the guaranteed delivery procedures set forth in the Prospectus.

     Unless the context otherwise requires, the term "holder" for purposes of this Letter of Transmittal means any person in whose name Outstanding Debentures are registered or any other person who has obtained a properly completed bond power from the registered holder or any person whose Outstanding Debentures are held of record by The Depository Trust Company ("DTC").

/ / CHECK HERE IF TENDERED OUTSTANDING DEBENTURES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

     Name of Registered Holder(s)_______________________________________________

     Name of Eligible Institution that Guaranteed Delivery______________________

     Date of Execution of Notice of Guaranteed Delivery_________________________

     If Delivered by Book-Entry Transfer:

     Name of Tendering Institution______________________________________________

     Account Number_____________________________________________________________

     Transaction Code Number____________________________________________________

/ / CHECK HERE IF EXCHANGE DEBENTURES ARE TO BE DELIVERED TO A PERSON OTHER THAN THE PERSON SIGNING THIS LETTER OF TRANSMITTAL:

     Name_______________________________________________________________________

     Address____________________________________________________________________

/ / CHECK HERE IF EXCHANGE DEBENTURES ARE TO BE DELIVERED TO AN ADDRESS DIFFERENT FROM THAT LISTED ELSEWHERE IN THIS LETTER OF TRANSMITTAL:

     Name_______________________________________________________________________

     Address____________________________________________________________________

/ / CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED OUTSTANDING DEBENTURES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name:______________________________________________________________________

     Address:___________________________________________________________________

     If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Debentures. If the undersigned is a broker-dealer that will receive

Exchange Debentures for its own account in exchange for Outstanding Debentures that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Debentures; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. A broker-dealer may not participate in the Exchange Offer with respect to Outstanding Debentures acquired other than as a result of market-making activities or other trading activities. Any holder who is an "affiliate" of Liberty or who has an arrangement or understanding with respect to the distribution of the Exchange Debentures to be acquired pursuant to the Exchange Offer, or any broker-dealer who purchased Outstanding Debentures from Liberty to resell pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act must comply with the registration and prospectus delivery requirements under the Securities Act.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to Liberty the principal amount of the Outstanding Debentures indicated above. Subject to, and effective upon, the acceptance for exchange of all or any portion of the Outstanding Debentures tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby exchanges, assigns and transfers to, or upon the order of, Liberty all right, title and interest in and to such Outstanding Debentures as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of Liberty, in connection with the Exchange Offer) to cause the Outstanding Debentures to be assigned, transferred and exchanged.

     The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Outstanding Debentures and to acquire Exchange Debentures issuable upon the exchange of such tendered Outstanding Debentures, and that, when the same are accepted for exchange, Liberty will acquire good and unencumbered title to the tendered Outstanding Debentures, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Liberty to be necessary or desirable to complete the exchange, assignment and transfer of the tendered Outstanding Debentures or transfer ownership of such Outstanding Debentures on the account books maintained by the book-entry transfer facility. The undersigned further agrees that acceptance of any and all validly tendered Outstanding Debentures by Liberty and the issuance of Exchange Debentures in exchange therefor shall constitute performance in full by Liberty of its obligations under the Registration Rights Agreement dated as of February 2, 2000, among Liberty, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc. (the "Registration Rights Agreement"), and that Liberty shall have no further obligations or liabilities thereunder. The undersigned will comply with its obligations under the Registration Rights Agreement. The undersigned has read and agrees to all terms of the Exchange Offer.

     The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption "The Exchange Offer--Conditions." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by Liberty), as more particularly set forth in the Prospectus, Liberty may not be required to exchange any of the Outstanding Debentures tendered hereby and, in such event, the Outstanding Debentures not exchanged will be returned to the undersigned at the address shown above, promptly following the expiration or termination of the Exchange Offer. In addition, Liberty may amend the Exchange Offer at any time prior to the Expiration Date if any of the conditions set forth under "The Exchange Offer--Conditions" occur.

     The undersigned understands that tenders of Outstanding Debentures pursuant to any one of the procedures described in the Prospectus and in the instructions attached hereto will, upon Liberty's acceptance for exchange of such tendered Outstanding Debentures, constitute a binding agreement between the undersigned and Liberty upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under circumstances set forth in the Prospectus, Liberty may not be required to accept for exchange any of the Outstanding Debentures.

     By tendering shares of Outstanding Debentures and executing this Letter of Transmittal, the undersigned represents that Exchange Debentures acquired in the exchange will be obtained in the ordinary course of business of the undersigned, that the undersigned has no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act) of such Exchange Debentures, that the undersigned is not an "affiliate" of Liberty within the meaning of Rule 405 under the Securities Act and that if the undersigned or the person receiving such Exchange Debentures, whether or not such person is the undersigned, is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Debentures. If the undersigned or the person receiving such Exchange Debentures, whether or not such person is the undersigned, is a broker-dealer that will receive Exchange Debentures for its own account in exchange for Outstanding Debentures that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Debentures; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. If the undersigned is a person in the United Kingdom, the undersigned represents that its ordinary activities involve it in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of its business.

     Any holder of Outstanding Debentures using the Exchange Offer to participate in a distribution of the Exchange Debentures (i) cannot rely on the position of the staff of the Securities and Exchange Commission enunciated in its interpretive letter with respect to Exxon Capital Holdings Corporation (available April 13, 1989) or similar interpretive letters and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered Outstanding Debentures may be withdrawn at any time prior to the Expiration Date in accordance with the terms of this Letter of Transmittal. Except as stated in the Prospectus, this tender is irrevocable.

     Certificates for all Exchange Debentures delivered in exchange for tendered Outstanding Debentures and any Outstanding Debentures delivered herewith but not exchanged, and registered in the name of the undersigned, shall be delivered to the undersigned at the address shown below the signature of the undersigned.

     The undersigned, by completing the box entitled "Description of Outstanding Debentures Tendered Herewith" above and signing this letter, will be deemed to have tendered the Outstanding Debentures as set forth in such box.

                         TENDERING HOLDER(S) SIGN HERE
                  (Complete accompanying substitute Form W-9)

     MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON CERTIFICATE(S) FOR OUTSTANDING DEBENTURES HEREBY TENDERED OR IN WHOSE NAME OUTSTANDING DEBENTURES ARE REGISTERED ON THE BOOKS OF DTC OR ONE OF ITS PARTICIPANTS, OR BY ANY PERSON(S) AUTHORIZED TO BECOME THE REGISTERED HOLDER(S) BY ENDORSEMENTS AND DOCUMENTS TRANSMITTED HEREWITH. IF SIGNATURE IS BY A TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN, ATTORNEY-IN-FACT, OFFICER OF A CORPORATION OR OTHER PERSON ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, PLEASE SET FORTH THE FULL TITLE OF SUCH PERSON. SEE INSTRUCTION 3.

________________________________________________________________________________

________________________________________________________________________________
                          (SIGNATURE(S) OF HOLDER(S))

Date____________________________________________________________________________

Name(s)_________________________________________________________________________

________________________________________________________________________________
                                (PLEASE PRINT)

Capacity (full title)___________________________________________________________

Address_________________________________________________________________________

________________________________________________________________________________
                             (INCLUDING ZIP CODE)

Daytime Area Code and Telephone No._____________________________________________

Taxpayer Identification No._____________________________________________________

                           GUARANTEE OF SIGNATURE(S)
                       (IF REQUIRED--SEE INSTRUCTION 3)

Authorized Signature____________________________________________________________

Dated___________________________________________________________________________

Name____________________________________________________________________________

Title___________________________________________________________________________

Name of Firm____________________________________________________________________

Address_________________________________________________________________________

________________________________________________________________________________
                              (INCLUDE ZIP CODE)

Area Code and Telephone No._____________________________________________________

                         SPECIAL ISSUANCE INSTRUCTIONS
                          (SEE INSTRUCTIONS 3 AND 4)

To be completed ONLY if Exchange Debentures or Outstanding Debentures not tendered are to be issued in the name of someone other than the registered holder of the Outstanding Debentures whose name(s) appear(s) above.

Issue

/ /  Outstanding Debentures not tendered to:

/ /  Exchange Debentures to:

Name(s)_________________________________________________________________________

Address_________________________________________________________________________

________________________________________________________________________________
                              (INCLUDE ZIP CODE)

Daytime Area Code and Telephone No._____________________________________________

Tax Identification No.__________________________________________________________

                         SPECIAL DELIVERY INSTRUCTIONS
                          (SEE INSTRUCTIONS 3 AND 4)

     To be completed ONLY if Exchange Debentures or Outstanding Debentures not tendered are to be sent to someone other than the registered holder of the Outstanding Debentures whose name(s) appear(s) above, or such registered holder(s) at an address other than that shown above.

Mail

/ /  Outstanding Debentures not tendered to:

/ /  Exchange Debentures to:

Name(s)_________________________________________________________________________

Address_________________________________________________________________________

________________________________________________________________________________
                              (INCLUDE ZIP CODE)

Area Code and Telephone No._____________________________________________________

                                 INSTRUCTIONS

        FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES.

     A holder of Outstanding Debentures may tender the same by (i) properly completing and signing this Letter of Transmittal or a facsimile hereof (all references in the Prospectus to the Letter of Transmittal shall be deemed to include a facsimile thereof) and delivering the same, together with the certificate or certificates, if applicable, representing the Outstanding Debentures being tendered, and any required signature guarantees and any other documents required by this Letter of Transmittal, to the Exchange Agent at its address set forth above on or prior to the Expiration Date, or (ii) complying with the procedure for book-entry transfer described below, or (iii) complying with the guaranteed delivery procedures described below.

     Holders of Outstanding Debentures may tender Outstanding Debentures by book-entry transfer by crediting the Outstanding Debentures to the Exchange Agent's account at DTC in accordance with DTC's Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the Exchange Offer. DTC participants that are accepting the Exchange Offer should transmit their acceptance to DTC, which will edit and verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send a computer-generated message (an "Agent's Message") to the Exchange Agent for its acceptance in which the holder of the Outstanding Debentures acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal, the DTC participant confirms on behalf of itself and the beneficial owners of such Outstanding Debentures all provisions of this Letter of Transmittal (including any representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent. Delivery of the Agent's Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message. DTC participants may also accept the Exchange Offer by submitting a Notice of Guaranteed Delivery through ATOP.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE OUTSTANDING DEBENTURES AND ANY OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE HOLDER, AND EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. RATHER THAN MAIL THESE ITEMS, LIBERTY RECOMMENDS THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IF DELIVERY IS BY MAIL, IT IS SUGGESTED THAT CERTIFIED OR REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, BE USED. IN ALL CASES,

SUFFICIENT TIME SHOULD BE ALLOWED TO PERMIT TIMELY DELIVERY. NO OUTSTANDING DEBENTURES OR LETTERS OF TRANSMITTAL SHOULD BE SENT TO LIBERTY. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES OR OTHER NOMINEES TO EFFECT THE ABOVE TRANSACTIONS FOR THEM.

     Holders whose Outstanding Debentures are not immediately available or who cannot deliver their Outstanding Debentures and all other required documents to the Exchange Agent on or prior to the Expiration Date or comply with book-entry transfer procedures on a timely basis must tender their Outstanding Debentures pursuant to the guaranteed delivery procedure set forth in the Prospectus. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) prior to the Expiration Date, the Exchange Agent must have received from such Eligible Institution a properly completed and duly executed notice of guaranteed delivery, by facsimile transmission, mail or hand delivery, setting forth the name and address of the holder, the principal amount of Outstanding Debentures tendered, stating that the tender is being made thereby, and guaranteeing that, within three (3) New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal, or facsimile of this Letter of Transmittal, duly executed, together with a book-entry confirmation, and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent; and (iii) the properly completed and executed Letter of Transmittal, or facsimile thereof, as well as a book-entry confirmation, and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three (3) New York Stock Exchange trading days after the Expiration Date.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Outstanding Debentures for exchange.

2.   PARTIAL TENDERS; WITHDRAWALS.

     If less than the entire principal amount of Outstanding Debentures, as the case may be, evidenced by a submitted certificate is tendered, the tendering holder must fill in the aggregate principal amount of Outstanding Debentures tendered in the box entitled "Description of Outstanding Debentures Tendered Herewith." A newly issued certificate for the Outstanding Debentures submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date. All Outstanding Debentures delivered to the Exchange Agent will be deemed to have been tendered unless otherwise clearly indicated.

     If not yet accepted, a tender pursuant to the Exchange Offer may be withdrawn prior to the Expiration Date.

     To be effective with respect to the tender of Outstanding Debentures, a written notice, which may be by telegram, telex, facsimile transmission or letter of withdrawal, must be received by the Exchange Agent at one of the addresses for the Exchange Agent set forth above. Any notice of withdrawal must
(i) specify the name of the person who tendered the Outstanding Debentures to be withdrawn; (ii) identify the Outstanding Debentures to be withdrawn including the certificate number or numbers and principal amount of such Outstanding Debentures; and (iii) be signed by the holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the trustee with respect to the Outstanding Debentures register the transfer of the Ourstanding Debentures into the name of the person withdrawing the tender. If Outstanding Debentures have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Outstanding Debentures and otherwise comply with the procedures of that facility. All questions as to the validity of notices of withdrawals, including time of receipt, will be determined by Liberty, and such determination will be final and binding on all parties.

     Any Outstanding Debentures so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Outstanding Debentures which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Outstanding Debentures tendered by book-entry transfer into the Exchange Agent's account at DTC pursuant to the book-entry transfer procedures described above, such Outstanding Debentures will be credited to an account with DTC for Outstanding Debentures as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Outstanding Debentures may be retendered by following one of the procedures described under the caption "The Exchange Offer-- Procedures for Tendering" in the Prospectus at any time prior to the Expiration Date.

3. SIGNATURE ON THIS LETTER OF TRANSMITTAL; WRITTEN INSTRUMENTS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

     If this Letter of Transmittal is signed by the registered holder(s) of the Outstanding Debentures tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

     If any of the Outstanding Debentures tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If a number of Outstanding Debentures registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Outstanding Debentures.

     When this Letter of Transmittal is signed by the registered holder or holders (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Outstanding Debentures) of Outstanding Debentures listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required.

     Signatures on this Letter of Transmittal or a notice of withdrawal must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or another "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each, an "Eligible Institution"), unless the Outstanding Debentures tendered pursuant thereto are tendered: (i) by a registered holder who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter of Transmittal; or (ii) for the account of an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder or holders of the Outstanding Debentures listed, such Outstanding Debentures must be endorsed by the registered holder with the signature guaranteed by an eligible instititution or accompanied by proper documentation of transfer or exchange, in satisfactory form as determined by Liberty in its sole discretion, and signed by the registered holder with the signature guaranteed by an Eligible Institution.

     If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by Liberty, proper evidence satisfactory to Liberty of their authority to so act must be submitted with this Letter of Transmittal.

4.   SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

     Tendering holders should indicate, as applicable, the name and address to which the Exchange Debentures or certificates for Outstanding Debentures not exchanged are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the tax identification number of the person named must also be indicated. Holders tendering Outstanding Debentures by book-entry transfer may request that Outstanding Debentures not exchanged be credited to such account maintained at the book-entry transfer facility as such holder may designate.

5.   TRANSFER TAXES.

     Holders who tender their Outstanding Debentures for exchange will not be obligated to pay any transfer taxes in connection therewith, except that holders who instruct Liberty to register Exchange Debentures in the name of, or request that Outstanding Debentures not tendered or not accepted in the Exchange Offer be returned to, a person other than the registered tendering holder will be responsible for the payment of any applicable transfer tax thereon. If satisfactory evidence of payment of such transfer taxes or exception therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

6.   WAIVER OF CONDITIONS.

     Liberty reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

7.   MUTILATED, LOST, STOLEN OR DESTROYED SECURITIES.

     Any holder whose Outstanding Debentures have been mutilated, lost, stolen or destroyed, should contact the Exchange Agent at the address indicated below for further instructions.

8.   SUBSTITUTE FORM W-9

     Each holder of Outstanding Debentures whose Outstanding Debentures are accepted for exchange (or other payee) is required to provide a correct taxpayer identification number ("TIN"), generally the holder's Social Security or federal employer identification number, and certain other information, on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify that the holder (or other payee) is not subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service and 31% federal income tax backup withholding on payments made in connection with the Outstanding Debentures. The box in Part 3 of the Substitute Form W-9 may be checked if the holder (or other payee) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and a TIN is not provided by the time any payment is made in connection with the Outstanding Debentures, 31% of all such payments will be withheld until a TIN is provided.

9.   REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number indicated above.

     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE OR COPY THEREOF (TOGETHER WITH CERTIFICATES OF OUTSTANDING DEBENTURES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

     Under U.S. Federal income tax law, a holder of Outstanding Debentures whose Outstanding Debentures are accepted for exchange may be subject to backup withholding unless the holder provides The Bank of New York, as Paying Agent (the "Paying Agent"), through the Exchange Agent, with either (i) such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 attached hereto, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder of Outstanding Debentures is awaiting a TIN) and that (A) the holder of Outstanding Debentures has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the Internal Revenue Service has notified the holder of Outstanding Debentures that he or she is no longer subject to backup withholding; or (ii) an adequate basis for exemption from backup withholding. If such holder of Outstanding Debentures is an individual, the TIN is such holder's social security number. If the Paying Agent is not provided with the correct TIN, the holder of Outstanding Debentures may be subject to certain penalties imposed by the Internal Revenue Service.

     Certain holders of Outstanding Debentures (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. However, exempt holders of Outstanding Debentures should indicate their exempt status on Substitute Form W-9. For example, a corporation must complete the Substitute Form W-9, providing its TIN and indicating that it is exempt from backup withholding. In order for a foreign individual to qualify as an exempt recipient, the holder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Paying Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

     If backup withholding applies, the Paying Agent is required to withhold 31% of any such payments made to the holder of Outstanding Debentures or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

     The box in Part 3 of the Substitute Form W-9 may be checked if the surrendering holder of Outstanding Debentures has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder of Outstanding Debentures or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Paying Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Paying Agent.

     The holder of Outstanding Debentures is required to give the Paying Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Outstanding Debentures. If the Outstanding Debentures are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

     GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER FOR THE PAYEE
(YOU) TO GIVE THE PAYER.--Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employee identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All "Section" references are to the Internal Revenue Code of 1986, as amended. "IRS" is the Internal Revenue Service.

                                                              GIVE THE
FOR THIS TYPE OF ACCOUNT:                                     SOCIAL SECURITY
                                                              NUMBER OF--
1.   Individual                                               The individual

2.   Two or more individuals (joint                           The actual owner of
     account)                                                 the account or, if
                                                              combined funds, the
                                                              first individual on
                                                              the account(1)

3.   Custodian account of a minor (Uniform                    The minor(2)
     Gift to Minors Act)

4.   a.   The usual revocable savings trust account           The grantor-trustee(1)
          (grantor is also trustee)

     b.   So-called trust account that is not a legal or      The actual owner(1)
          valid trust under state law

5.   Sole proprietorship                                      The owner(3)

                                                              GIVE THE
                                                              EMPLOYER
                                                              IDENTIFICATION
FOR THIS TYPE OF ACCOUNT:                                     NUMBER OF--
 6.  Sole proprietorship                                      The owner(3)

 7.  A valid trust, estate, or pension trust                  The legal entity(4)

 8.  Corporate                                                The corporation

 9.  Association, club, religious, charitable,                The organization
     educational, or other tax-exempt organization
     account

10.  Partnership                                              The partnership

11.  A broker or registered nominee                           The broker or nominee

12.  Account with the Department of Agriculture in the        The public entity
     name of a public entity (such as a state or local
     government, school district, or prison) that
     receives agricultural program payments

-------------------------
1. List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.

2.   Circle the minor's name and furnish the minor's social security number.

3. You must show your individual name, but you may also enter your business or"doing business as" name. You may use either your social security number or your employer identification number (if you have one).

4. List first and circle the name of the legal trust, estate, or pension trust.(Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: IF NO NAME IS CIRCLED WHEN THERE IS MORE THAN ONE NAME, THE NUMBER WILL BE CONSIDERED TO BE THAT OF THE FIRST NAME LISTED.

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5. Application for a Social Security Card, at the local Social Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1 (800) TAX-FORM, and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

PAYEES SPECIFICALLY EXEMPTED FROM WITHHOLDING INCLUDE:

- An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

- The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.

-    An international organization or any agency or instrumentality thereof.

- A foreign government and any political subdivision, agency or instrumentality thereof.

-    Payees that may be exempt from backup withholding include:

-    A corporation.

-    A financial institution.

- A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

-    A real estate investment trust.

-    A common trust fund operated by a bank under Section 584(a).

- An entity registered at all times during the tax year under the Investment Company Act of 1940.

- A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.

- A futures commission merchant registered with the Commodity Futures Trading Commission.

-    A foreign central bank of issue.

PAYMENTS OF DIVIDENDS AND PATRONAGE DIVIDENDS GENERALLY EXEMPT FROM BACKUP WITHHOLDING INCLUDE:

-    Payments to nonresident aliens subject to withholding under Section 1441.

- Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

-    Payments of patronage dividends not paid in money.

-    Payments made by certain foreign organizations.

-    Section 404(k) payments made by an ESOP.

PAYMENTS OF INTEREST GENERALLY EXEMPT FROM BACKUP WITHHOLDING INCLUDE:

- Payments of interest on obligations issued by individuals. NOTE: You may be subject to backup withholding if this interest is $600 or more and you have not provided your correct taxpayer identification number to the payer.

- Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

-    Payments described in Section 6049(b)(5) to nonresident aliens.

-    Payments on tax-free covenant bonds under Section 1451.

-    Payments made by certain foreign organizations.

-    Mortgage interest paid to you.

Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see the regulations under sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

EXEMPT PAYEES DESCRIBED ABOVE MUST FILE FORM W-9 OR A SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" IN PART II OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE OF INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

PRIVACY ACT NOTICE.--Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to payer. Certain penalties may also apply.

PENALTIES

(1) FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                      FOR ADDITIONAL INFORMATION CONTACT
                                   YOUR TAX
                  CONSULTANT OR THE INTERNAL REVENUE SERVICE.

                                 PAYER'S NAME:

SUBSTITUTE                            PART 1--PLEASE PROVIDE YOUR TIN IN                       ___________________________________
FORM W-9                              THE BOX AT RIGHT AND CERTIFY BY                                 Social Security Number
DEPARTMENT OF THE                     SIGNING AND DATING BELOW.                                                OR
TREASURY INTERNAL
REVENUE SERVICE                                                                                Employer Identification Number


Payer's Request for                   PART 2                                                   PART 3--
Taxpayer
Identification                        CERTIFICATION--Under the penalties of perjury, I         / / Awaiting TIN
Number (TIN)                          certify that:
                                      (1)  The number shown on this form is my correct
                                      Taxpayer Identification Number (or I am waiting
                                      for a number to be issued to me), and

                                      (2)  I am not subject to backup withholding
                                      because (a) I am exempt from backup
                                      withholding, or (b) I have not been notified
                                      by the Internal Revenue Service (the "IRS") that
                                      I am subject to backup withholding as a result
                                      of a failure to report all interest or
                                      dividends, or (c) the IRS has notified me that
                                      I am no longer subject to backup withholding.

                                      CERTIFICATE INSTRUCTIONS--You must cross out item (2) above if you have been notified by the
                                      IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).

                                      SIGNATURE

                                      )

SIGN HERE                             DATE

      NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER,
      PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

          YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                 THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld.



Signature ______________________                         Date ___________, 1999